Investment Strategy - Wisdom Short Term Government Fund	Nov. 06, 2025
Prospectus [Line Items]
Strategy Narrative [Text Block]

2.	The sections under the headings "Principal Investment Strategies:" and "PRINCIPAL INVESTMENT STRATEGIES: Wisdom Short Duration Income Fund ("Short Duration Fund")" are deleted and replaced with the following:

The Fund will invest in (i) cash or cash equivalents such as commercial paper; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully (i.e., backed by cash or government securities).

The Fund will invest in high-quality, short-term money market instruments that present minimal credit risks, as determined by the Fund's adviser. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 180 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the same. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the same.